Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1

Dated as of September 25, 2014

to

CREDIT AGREEMENT

Dated as of February 13, 2014

THIS AMENDMENT NO. 1 (“Amendment”) is made as of September 25, 2014 by and among YRC Worldwide Inc. (the “Borrower”), the other Guarantors party to the Credit Agreement, the financial institutions listed on the signature pages hereof and Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent (the “Administrative Agent”), under that certain Credit Agreement dated as of February 13, 2014 by and among the Borrower, the Guarantors party thereto from time to time, the Lenders and the Administrative Agent (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower and the Guarantors have requested that the Lenders and the Administrative Agent agree to an amendment to the Credit Agreement; and

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendment on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors party hereto, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1. Amendments to Credit Agreement. Effective as of the date of satisfaction or waiver of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) The definition of “Applicable ECF Percentage” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Applicable ECF Percentage” shall mean, for any Excess Cash Flow Period, (a) 75% if the Total Leverage Ratio as of the last day of such Excess Cash Flow Period is greater than 4.00:1.00, (b) 50% if the Total Leverage Ratio as of the last day of such Excess Cash Flow Period is less than or equal to 4.00:1.00 and greater than 3.50:1.00, (c) 25% if the Total Leverage Ratio as of the last day of such Excess Cash Flow Period is less than or equal to 3.50:1.00 but is greater than 3.00:1.00, and (d) 0% if the Total Leverage Ratio as of the last day of such Excess Cash Flow Period is less than or equal to 3.00:1.00.”

(b) The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable Margin” shall mean, for any day (a) from and after September 25, 2014 until the last day of the first fiscal quarter thereafter that the Borrower’s Total Leverage Ratio on a Pro Forma Basis is equal to or less than 3.25:1.00 (i) with respect to any Eurodollar Term Loan, 7.25% per annum and (ii) with respect to any ABR Term Loan, 6.25% and (b) thereafter, (i) with respect to any Eurodollar Term Loan, 7.0% per annum and (ii) with respect to any ABR Term Loan, 6.0% per annum.”

(c) The definition of “Cumulative Credit” in Section 1.01 of the Credit Agreement is hereby amended by adding a new sentence at the end thereof that reads as follows:

“Notwithstanding anything to the contrary in this Agreement, the amount of the Cumulative Credit specified in clause (a) of this definition of Cumulative Credit shall only be available pursuant to Section 7.02(p)(y), clause (ii) of the first proviso of Section 7.06(d), Section 7.06(e)(y) and Section 7.13(a)(vi)(y) if the Total Leverage Ratio at the time of determination is equal to or less than 4:00 to 1:00.”

(d) Section 2.12(d) of the Credit Agreement is hereby amended by replacing each reference to “the Closing Date” with “September 25, 2014”.

(e) Section 3.01 of the Credit Agreement is hereby amended by adding a new clause (h) as follows:

“(h) Solely for purposes of determining withholding Taxes imposed under FATCA, from and after September 25, 2014, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

(f) Section 7.06(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(e) the Borrower may make Restricted Payments in an aggregate amount not to exceed (x) the greater of (i) $30,000,000 and (ii) 2% of Consolidated Total Assets at the time of any such Restricted Payment, plus (y) the portion, if any, of the Cumulative Credit on such date that the Borrower elects to apply to this subclause (y); provided, that with respect to any Restricted Payment made pursuant to this Section 7.06(e), (A) no Event of Default has occurred and is continuing or would result therefrom and (B) on a Pro Forma Basis after giving effect thereto the Total Leverage Ratio is equal to or less than 4.00:1.00;”

(g) Section 7.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

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“Financial Covenant. The Borrower shall not permit the Total Leverage Ratio as of the last day of any Test Period ending as of the end of each of its fiscal quarters, commencing with the fiscal quarter ending June 30, 2014, set forth below to exceed the applicable ratio set forth below:

Test Period Ending	Maximum Total Ratio
June 30, 2014	6.00 to 1.0
September 30, 2014	5.25 to 1.0
December 31, 2014	5.25 to 1.0
March 31, 2015	5.00 to 1.0
June 30, 2015	4.75 to 1.0
September 30, 2015	4.50 to 1.0
December 31, 2015	4.25 to 1.0
March 31, 2016	4.00 to 1.0
June 30, 2016	3.75 to 1.0
September 30, 2016	3.75 to 1.0
December 31, 2016	3.50 to 1.0
March 31, 2017	3.25 to 1.0
June 30, 2017	3.25 to 1.0
September 30, 2017	3.25 to 1.0
December 31, 2017 and thereafter	3.00 to 1.0	”

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Guarantors party hereto, the Required Lenders and the Administrative Agent, (b) the Borrower shall have paid all fees and expenses of the Administrative Agent (including, without limitation, all previously invoiced, reasonable, out-of-pocket expenses of the Administrative Agent (including, to the extent invoiced, reasonable attorneys’ fees and expenses, in each case to the extent reimbursable under the terms of the Credit Agreement)) in connection with this Amendment and the other Loan Documents, and (c) the Administrative Agent shall have received for the account of each Lender which delivers its executed signature page hereto 5:00 p.m. (New York City time) on September 24, 2014 (or such later time as the Administrative Agent and the Borrower shall agree), an amendment fee equal to 0.25% of the amount of such Lender’s outstanding Term Loans.

3. Representations and Warranties of the Borrower. Each of the Borrower and each of the Guarantors party hereto hereby represents and warrants as follows as of the closing date of this Amendment:

(a) This Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor and this Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower and the Guarantors and are enforceable against the Borrower and the Guarantors in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

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(b) As of the date hereof after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Guarantors set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Acknowledgements. By executing this Amendment, each of the Loan Parties (a) consents to this Amendment and the performance by the Borrower and each of the other Loan Parties of their obligations hereunder, (b) acknowledges that notwithstanding the execution and delivery of this Amendment, the obligations of each of the Loan Parties under each of the Collateral Documents and each of the other Loan Documents to which such Loan Party is a party, are not impaired or affected and each such Collateral Agreement and each such other Loan Document continues in full force and effect and (c) affirms and ratifies, to the extent it is a party thereto, each Collateral Document and each other Loan Document with respect to all of the Obligations as expanded or amended hereby.

6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

YRC WORLDWIDE INC.

By:
Name:
Title:

EXPRESS LANE SERVICE, INC.

By:
Name:
Title:

NEW PENN MOTOR EXPRESS, INC.

By:
Name:
Title:

ROADWAY EXPRESS INTERNATIONAL, INC.

By:
Name:
Title:

ROADWAY LLC

By:
Name:
Title:

ROADWAY NEXT DAY CORPORATION

By:
Name:
Title:

ROADWAY REVERSE LOGISTICS, INC.

By:
Name:
Title:

Signature Page to Consent and Reaffirmation to Amendment No. 1

YRC Worldwide Inc.

Credit Agreement dated as of February 13, 2014

USF BESTWAY INC.

By:
Name:
Title:

USF DUGAN INC.

By:
Name:
Title:

USF GLEN MOORE INC.

By:
Name:
Title:

USF HOLLAND INC.

By:
Name:
Title:

USF REDSTAR LLC

By:
Name:
Title:

USF REDDAWAY INC.

By:
Name:
Title:

Signature Page to Consent and Reaffirmation to Amendment No. 1

YRC Worldwide Inc.

Credit Agreement dated as of February 13, 2014

YRC ASSOCIATION SOLUTIONS, INC.

By:
Name:
Title:

YRC INC.

By:
Name:
Title:

YRC INTERNATIONAL INVESTMENTS, INC.

By:
Name:
Title:

YRC LOGISTICS SERVICES, INC.

By:
Name:
Title:

YRC MORTGAGES, LLC

By:
Name:
Title:

YRC ENTERPRISE SERVICES, INC.

By:
Name:
Title:

YRC REGIONAL TRANSPORTATION, INC.

By:
Name:
Title:

Signature Page to Consent and Reaffirmation to Amendment No. 1

YRC Worldwide Inc.

Credit Agreement dated as of February 13, 2014

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and as a Lender

By:
Name:
Title:

Signature Page to Consent and Reaffirmation to Amendment No. 1

YRC Worldwide Inc.

Credit Agreement dated as of February 13, 2014

[LENDER – PLEASE INSERT FULL LEGAL NAME IN CAPS AND DELETE BRACKETS PRIOR TO EXECUTION],
as a Lender

By:
Name:
Title:

Signature Page to Consent and Reaffirmation to Amendment No. 1

YRC Worldwide Inc.

Credit Agreement dated as of February 13, 2014